Exhibit 99.1

Ouster Announces Preliminary Fourth Quarter 2023 Revenue Results

Expects Q4 2023 revenue to be at or above the midpoint of the previous guidance range

SAN FRANCISCO, CA – Ouster, Inc. (NYSE: OUST) (“Ouster” or the “Company”), a leading provider of high-performance lidar sensors for the automotive, industrial, robotics, and smart infrastructure industries, announced today that based on preliminary results, the Company expects fourth quarter 2023 revenue to be at or above the midpoint of the guidance range of $23 to $25 million previously provided on November 9, 2023.

“Ouster ended the year on a high note, and I am pleased to announce that we expect our fourth quarter revenues to be in the upper half of guidance. The Ouster team is delivering on its strategy of enabling autonomous solutions across a wide range of use cases such as industrial, robotaxi, mapping, and smart city. We see continued momentum as the value proposition and performance of our product portfolio resonates with our customers,” said Ouster CEO Angus Pacala.

The Company expects to report Q4 2023 earnings results in March 2024.

About Ouster

Ouster (NYSE: OUST) is a leading global provider of high-resolution scanning and solid-state digital lidar sensors, Velodyne Lidar sensors, and software solutions for the automotive, industrial, robotics, and smart infrastructure industries. Ouster is on a mission to build a safer and more sustainable future by offering affordable, high-performance sensors that drive mass adoption across a wide variety of applications. Ouster is headquartered in San Francisco, CA with offices in the Americas, Europe, Asia-Pacific, and the Middle East. For more information, visit www.ouster.com, or connect with us on Twitter or LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations of management that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “may,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and the negative of these terms and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements, other than historical facts, including statements regarding Ouster’s revenue guidance; its business objectives, plans, strategic partnerships and market growth constitute forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, but not limited to, risks related to Ouster’s limited operating history and history of losses; the negotiating power and product standards of its customers; fluctuations in its operating results; its ability to successfully integrate its business with Velodyne and achieve the anticipated benefits of the Velodyne merger; supply chain constraints and challenges; cancellation or postponement of contracts or unsuccessful implementations; the ability of its lidar technology roadmap and new software solutions to catalyze growth; the adoption of its products and the growth of the lidar market generally; Ouster’s ability to grow its sales and marketing organization; substantial research and development costs needed to develop and commercialize new products; the competitive environment in which Ouster operates; selection of Ouster’s products for inclusion in target markets; Ouster’s future capital needs and ability to secure additional capital on favorable terms or at all; its ability to use tax attributes; Ouster’s dependence on key third party suppliers, in particular Benchmark Electronics, Inc., Fabrinet, and other suppliers; Ouster’s ability to maintain inventory and the risk of inventory write-downs; inaccurate forecasts of market growth; Ouster’s ability to manage growth and recognize anticipated cost savings; the creditworthiness of Ouster’s customers; risks related to acquisitions; risks related to international operations; risks of product delivery problems or defects; costs associated with product warranties; Ouster’s ability to maintain competitive average selling prices or high sales volumes or reduce product costs; conditions in its customers’ industries; Ouster’s ability to recruit and retain key personnel; Ouster’s ability to adequately protect and enforce its intellectual property rights, including as relates to Hesai Group; Ouster’s ability to effectively respond to evolving regulations and standards; risks related to operating as a public company; and other important factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, that are further updated from time to time in the Company’s other filings with the SEC. Readers are urged to consider these factors carefully and in the totality of the circumstances when evaluating these forward-looking statements, and not to place undue reliance on any of them. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this press release. While Ouster may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, other than as may be required by law, even if subsequent events cause its views to change.

The preliminary estimates in this press release are based on the information available to us at this time. The Company expects that its actual results to be reported for the fourth quarter will not differ materially from these preliminary results, however, our actual results may vary from the estimated preliminary results presented here due to the completion of our financial closing and review procedures, the execution of our internal control over financial reporting, final adjustments and other developments that may arise between now and the time the financial results for the fourth quarter and fiscal year ended December 31, 2023 are finalized. The estimated preliminary financial results have not been audited or reviewed by our independent registered public accounting firm. These estimates should not be viewed as a substitute for our full interim or annual financial statements. Accordingly, you should not place undue reliance on this preliminary data.

Contacts

For Investors

investors@ouster.io

For Media

press@ouster.io